Contingent Liabilities, Commitments, Liens, Claims, and Guarantees	12 Months Ended
Dec. 31, 2021
Contingent Liabilities, Commitments, Liens, Claims, and Guarantees [Abstract]
Contingent Liabilities, Commitments, Liens, Claims, and Guarantees

Note 14 — Contingent Liabilities, Commitments, Liens, Claims, and Guarantees

a.      Commitments:

1.      Royalties to the Israel Innovation Authority

The Company has received grants from the Israel Innovation Authority (“IIA”) to finance its research and development programs in Israel, through which the Company received IIA participation payments in the aggregate amount of $2.6 million through December 31, 2021. All of these are royalty-bearing grants.

In return, the Company is committed to pay IIA royalties at a rate of 3-3.5% of future sales of the developed products, up to 100% of the amounts of grants received plus interest at LIBOR.

Through December 31,2021, an amount of $365 thousand royalties has been paid to the IIA.

The Company’s royalty liability to the IIA at December 31, 2021, including grants received by the Company and the associated LIBOR interest on all such grants totaled to $2.4 million.

b.      Liens:

1.      On June 1, 2021, the Company repaid the principal and interest on its loan with Silicon Valley Bank (SVB) and thus ended its obligations in connection with this loan. The liens recorded in favor of the bank in connection with this loan were also removed.

2.      As of December 31, 2020, the Company has restricted cash in respect of credit card facilities of $49 thousand. As of December 31, 2021, the Company has restricted cash in respect of credit card facilities of $62 thousand.

c.      Legal claims contingency:

1.      On September 11, 2020, a former employee of the Company sued the U.S. subsidiary for $50 thousand in a court in Arizona. On January 20, 2021, the employee filed a motion to dismiss the claim, and it was deleted. The employee later filed a motion to open arbitration proceedings in New York. On November 22, 2021, the Company signed a settlement agreement with the former employee for an immaterial amount and the arbitration procedure was immediately terminated.

2.      On August 26, 2021, a claim was filed in Texas against a Company subsidiary in the United States and against a former employee of the subsidiary. The plaintiff claimed personal injury damages following a car accident between him and a former company employee. As of reporting date, the case is still in the early stages of discovery. U.S. insurance company attorneys believe, upon initial review, the likelihood of a lawsuit at 50%, and, based on the information available at this time, believe the amount of compensation at about $50 thousand.

The limitations of the federal insurance company’s commercial vehicle policy covering the U.S. subsidiary in this case are $1 million (“base policy”) per event for personal injury claims. In addition, the U.S. subsidiary has a federal insurance company’s excess insurance policy that provides an additional $5 million over the coverage in the base policy. Based on the information available to date, it does not appear that the Plaintiff’s claim will exceed these limits by either settlement or judgment.